HILLVIEW INVESTMENT TRUST II
                       Hillview Alpha Fund
                Hillview International Alpha Fund

                Supplement dated February 12, 2002
                                to
                 Prospectus dated November 1, 2001
                    (As previously supplemented
           on November 21, 2001 and February 11, 2002)
                                and
    Statement of Additional Information dated November 1, 2001
        (As previously supplemented on February 11, 2002)

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional
Information. It should be retained and read in conjunction with the Prospectus and Statement of Additional Information.

     On February 4, 2002, Value Asset Management, Inc. ("VAM") the parent company of Hillview Capital Advisors, LLC (the "Adviser") sold its controlling interest in the Adviser to Asset Management Investment Company PLC ("AMIC").

     Federal law requires advisory agreements to automatically terminate when an adviser or its parent company undergoes a significant change of ownership. Immediately following the sale to AMIC, AMIC sold all of its interests to the Adviser in exchange for a convertible note, which can be converted into 49% of the Adviser's equity at AMIC's discretion at any time prior to November 30, 2011, and a non-convertible note for the remainder of the purchase price. As a result of the transaction, the Adviser's officers own 100% of its outstanding equity. David M. Spungen and Gary R. Sobelman own approximately 66.67% and 33.33% respectively of the outstanding equity of the Adviser. AMIC may also be deemed a control person of the Adviser. AMIC, a U.K. public company, was established in 1994 and is headquartered at 32 Lundgate Hill, London EC4M 7DR. AMIC's objective is to provide its shareholders with long-term growth of capital and revenue through its investment in the global asset management sector.

     Hillview Capital Advisors, LLC continues to serve as investment adviser to the Hillview Alpha Fund and Hillview International Alpha Fund pursuant to an interim Investment Management Contract, dated February 4, 2002, with Hillview Investment Trust II. Such agreement is in effect until July 4, 2002 or upon approval of a new Investment Management Contract by the shareholders of the Trust. A meeting of the Trust's shareholders is scheduled to be held on April 8, 2002 to approve a new Investment Management Contract.

            PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE
                        REFERENCE